UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

RESOLUTE FOREST PRODUCTS INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of Resolute Forest Products Inc. To Be Held On: May 27, 2022 at 8:00 a.m. Eastern time online through a virtual web conference at https://web.lumiagm.com/295854943 Company Number Account Number Control Number This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/16/22. Please visit https://www.astproxyportal.com/ast/RFP_EN, where the following materials are available for view: Notice of Annual Meeting of Stockholders Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for callers outside of the US and Canada) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: Online: to Access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. AT THE MEETING: You may vote your by attending the annual meeting in person or online and follow the instructions posted at https://web.lumiagm.com/295854943. To join the annual meeting online, you will need to have your 11-digit control number, which is included on the notice of internet availability and proxy card, and the following password: resolute2022. MAIL: You may request a card by following the instructions above. The annual meeting of stockholders will be conducted on Friday, May 27, 2022, at 8:00 a.m. (Eastern) both online through a virtual web conference at https://web.lumiagm.com/295854943 and in person at the Montreal Marriott Chateau Champlain, located at 1050 de La Gauchetière Street West, Montreal, Quebec, H3B 4C9, Canada, subject to public health restrictions relating to the COVID-19 pandemic at the time of the meeting. Please monitor our annual meeting website at www.resolutefp.com/Investors for any updates regarding our online annual meeting. To join the annual meeting online, you will need to have your 11-digit control number, which is included on the notice of internet availability and proxy card, and the following password: resolute2022. Stockholders attending the meeting in person must bring an acceptable form of identification. Please note that you cannot use this notice to vote by mail. 1. Election of Directors: NOMINEES: Randall C. Benson Suzanne Blanchet Duncan K. Davies Jennifer C. Dolan Remi G. Lalonde Bradley P. Martin Alain Rhéaume Michael S. Rousseau 2. Ratification of PricewaterhouseCoopers LLP appointment. 3. Advisory vote to approve executive compensation (“say-on-pay”). THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED AND “FOR” PROPOSALS 2 – 3.

Your Vote Counts! Resolute Forest Products Inc. 2022 Annual Meeting Vote by May 26, 2022 11:59 PM EST You invested in Resolute Forest Products Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on Friday, May 27, 2022. Get informed before you vote View the Notice of Proxy Statement and Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to May 16, 2022. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-877-907-7643 or (3) send an email to proxy.request@broadridge.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person or Virtually at the Meeting* Friday, May 27, 2022 8:00 am EST Online through a virtual web conference at https://web.lumiagm.com/295854943 (password: resolute2022) In person at the Montreal Marriott Chateau Champlain, located at 1050 de La Gauchetière Street West, Montreal, Quebec, H3B 4C9, Canada * If you choose to vote these shares in person or virtually at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. B-R3

Vote at www.ProxyVote.com Control #

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Resolute Forest Products Inc.

2022 Annual Meeting
Vote by May 26, 2022
11:59 PM EST

Voting Items		Vote Recommendation
Election of Directors		
	Nominees:	
1A.	Election of Director: Randall C. Benson	For
1B.	Election of Director: Suzanne Blanchet	For
1C.	Election of Director: Duncan K. Davies	For
1D.	Election of Director: Jennifer C. Dolan	For
1E.	Election of Director: Remi G. Lalonde	For
1F.	Election of Director: Bradley P. Martin	For
1G.	Election of Director: Alain Rhéaume	For
1H.	Election of Director: Michael S. Rousseau	For
02.	Ratification of PricewaterhouseCoopers LLP appointment.	For
03.	Advisory vote to approve executive compensation ("say-on-pay").	For

The annual meeting of stockholders will be conducted on Friday, May 27, 2022, at 8:00 a.m. (Eastern) both online through a virtual web conference at https://web.lumiagm.com/295854943 (password: resolute2022) and in person at the Montreal Marriott Chateau Champlain, located at 1050 de La Gauchetière Street West, Montreal, Quebec, H3B 4C9, Canada, subject to public health restrictions relating to the COVID-19 pandemic at the time of the meeting. Please monitor the annual meeting website at www.resolutefp.com/Investors for any updates regarding the online annual meeting.

Voting Instructions: As the record holder for your shares, we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will vote your shares at our discretion as permitted by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on the Board's recommendations.

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